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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                           DATE OF REPORT: April 15, 1999
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


        NEVADA                               0-23553             36-4010347
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
   of incorporation or                                       Identification No.)
   organization)

          7327 OAK RIDGE HIGHWAY, SUITE B
          KNOXVILLE, TENNESSEE                                         37931
          (Address of principal executive offices)                  (Zip Code)

                                   (423) 769-4011
                (Registrant's telephone number including area code)


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ITEM 5.   OTHER EVENTS.

          Photogen Technologies, Inc. (the "Company") issued a press release announcing that Merrill Biel, M.D., Ph.D., has joined the Photogen Scientific Advisory Council. The Press Release dated April 15, 1999 is attached as Exhibit 99 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated April 15, 1999, announcing that Merrill Biel, M.D., Ph.D., has joined the Photogen Scientific Advisory Council.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Photogen Technologies, Inc.



                                       By:    /s/ John Smolik
                                           -----------------------------
                                           John Smolik, President
Date:     April 27, 1999


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                                   EXHIBIT INDEX

Exhibit        Description
No.

99 Press release of the Company, dated April 15, 1999, announcing that Merrill Biel, M.D., Ph.D., has joined the Photogen Scientific Advisory Council.